Related Party Transactions	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Related Party Transactions

Note 11. Related Party Transactions

Amount due from related parties

As of December 31, 2024 and 2023, the Company recorded amount due from GBuy Global Pte Ltd, a shareholder of the Company of $26,860 and $6,637, respectively, which represents expenses paid on behalf for a related party. The amounts are unsecured, non-interest bearing and due on demand.

As of December 31, 2024 and 2023, the Company recorded amount due from Webuy Talent Ltd (“Webuy Talent”) of $10,696 and $5,169, respectively. Mr. Bin Xue, Chief Executive Officer and Chairman of the Board of Director of the Company is also the director of Webuy Talent. The balance represents expenses paid on behalf for a related party. The amounts are unsecured, non-interest bearing and due on demand.

Amount due to a related party

The transactions amount due to a related party are as of the following:

	2024	2023	2022
Beginning of the years January 1	$25,929	$25,336	$68,786
Advances for operation and administration expenses	—	—	13,724
Payments made to a director	—	—	(25,009)
Reversal of a related party payable due to disposal of a subsidiary	—	—	(32,165)
Exchange difference	(1,087)	593	—
Years ended December 31	$24,842	$25,929	$25,336

As of December 31, 2024 and 2023, the Company recorded amount due to Mr. Bin Xue, Chief Executive Officer and Chairman of the Board of Director of the Company of $26,860 and $25,929. The balance represents business advances from a related party. The amounts are unsecured, non-interest bearing and due on demand.

Upon the completion of the disposal of Webuy Sdn Bhd on July 27, 2022, Webuy Sdn Bhd was ceased to be accounted as a subsidiary of the Company. As a result of the disposal, the Company reversed a related party payable to a director of Webuy Sdn Bhd of $32,165.